Investments in Unconsolidated Entities - Summarized Condensed Financial Information (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Assets
Total Assets	$ 398,018	$ 349,953
Liability and Equity
Accounts payable and other liabilities	13,485	20,554
Equity
Brookfield Residential's interest	155,352	143,821
Others' interest	151,739	137,226
Total Liabilities and Equity	398,018	349,953
Revenue	90,186	42,354
Direct cost of sales	(78,283)	(38,379)
Other income	8,711	3,709
Net income	20,614	7,684
Brookfield Residential's share of net income	9,882	4,119
Land and housing [Member]
Assets
Assets	377,549	341,246
Other assets [Member]
Assets
Assets	20,469	8,707
Project-specific financings [Member]
Liability and Equity
Accounts payable and other liabilities	$ 77,442	$ 48,352